Exhibit 99.1

Deloitte & Touche LLP
3 Second Street
Suite 301
Harborside Plaza 10
Jersey City, NJ 07302
USA

Tel: +1 212 937 8202 www.deloitte.com

Commercial Credit Group Inc. 525 North Tryon Street Suite 1000 Charlotte, North Carolina 28202

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of equipment contracts in connection with the proposed offering of CCG Receivables Trust 2025-2. Commercial Credit Group Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein)

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, BofA Securities, Inc., (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 7, 2025, representatives of the Company provided us with a computer-generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business July 31, 2025, with respect to 2,737 equipment contracts (the “Statistical Data File”).

At your instruction, we randomly selected 225 equipment contracts from the Equipment Contract Listing (the “Sample Contracts”) and performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Contract number (informational purposes only) 2. Customer name 3. Contract type (lease/loan) 4. Residual value 5. Customer state	6. Payment amount 7. Equipment type 8. Original loan proceeds 9. Contract month of origination

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. and 3. to the corresponding information set forth on or derived from the Lease Agreement, Promissory Note, including any amendments thereto, Commercial Promissory Note or Equipment Finance Agreement (collectively, the “Agreement”).

We compared Characteristic 4. to the corresponding information set forth on or derived from the “Purchase Option Addendum.”

We compared Characteristic 5. to the corresponding information set forth on or derived from the “Security Agreement” or the Agreement.

We compared Characteristic 6. to the corresponding information set forth on or derived from the Agreement, “Amortization Schedule” or “Extension Worksheet.”

We compared Characteristics 7. through 9. to the corresponding information set forth on or derived from the Agreement or “Booking Worksheet.”

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 4., differences of $1.00 or less are deemed to be in agreement; and

•

with respect to our comparison of Characteristic 7., for those Sample Contracts comprised of multiple pieces of equipment (as indicated on the Agreement or Booking Worksheet), we observed that the equipment type set forth on the Statistical Data File agrees to one of the equipment types listed on the Agreement or Booking Worksheet for such Sample Contract.

The equipment contract documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Contract Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 29, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 29, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference for Equipment type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 29, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Booking Worksheet
1	KY10312418G	Equipment type	SLEPR - Sleeper Trucks	Dump truck